Exhibit 10.1

AMENDMENT NO. 3 TO

CREDIT AGREEMENT

AND

AMENDMENT NO. 1 TO SECURITY AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT, dated as of October 26, 2010 (this “Amendment”), among COMMSCOPE, INC., a Delaware corporation (the “Borrower”), the Guarantors, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Required Lenders listed on the signature pages hereto, to the CREDIT AGREEMENT, dated as of December 27, 2007, as amended prior to the date hereof (the “Credit Agreement”), among the Borrower, each lender from time to time party thereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and to the SECURITY AGREEMENT, dated as of December 27, 2007 (the “Security Agreement”), made by the Borrower, the Guarantors and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits the Credit Agreement and the Security Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment to Credit Agreement.

Upon and subject to the Amendment Effective Date (as defined below):

(a) The following definition is added to the Credit Agreement:

“Margin Stock” means margin stock within the meaning of Regulation U of the FRB.

(b) The definition of “Change of Control” in the Credit Agreement is hereby amended by deleting the words “, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of” in clause (c) thereof.

Section 2. Amendments to Security Agreement. Upon and subject to the Amendment Effective Date, the Security Agreement is amended as follows:

(a) The definition of “Excluded Property” is hereby amended by deleting the final proviso at the end thereof, deleting the “and” at the end of clause (i) and adding the following after clause (j):

“(k) all shares of Hydrogenics Corporation (“Hydrogenics”) from time to time acquired pursuant to the Subscription Agreement dated as of August 9, 2010 between the Borrower and Hydrogenics, so long as such shares constitute Margin Stock; and

(l) any other Margin Stock, to the extent that the fair market value of Margin Stock referred to in this clause (l), together with Margin Stock referred to in clause (k), does not exceed $15,000,000;

provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clause (a), (b), (c), (d), (e), (f), (g), (h), (i) ,(j), (k) or (l) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clause (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k) or (l)).”

Section 3. Release of Hydrogenics Stock.

Upon and subject to the Amendment Effective Date, the Lenders authorize the Administrative Agent to, and the Administrative Agent hereby, releases its Lien and security interest in the shares of Hydrogenics Corporation that were pledged pursuant to the Security Agreement in effect prior to the Amendment Effective Date.

Section 4. Representations and Warranties.

Borrower represents and warrants to the Lenders as of the date hereof and the Amendment Effective Date that:

(a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or binding upon such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(b) Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b), respectively, of the Credit Agreement; provided that any representation or warranty that is qualified as to materiality or “Material Adverse Effect” shall be true and correct in all respects.

(c) At the time of and before and after giving effect to this Amendment, no Default shall exist.

Section 5. Conditions to Effectiveness.

This Amendment shall become effective as of the date when each of the following conditions is satisfied (the “Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from (i) Lenders constituting the Required Lenders (it being understood that clause (ii) of the proviso of the definition of “Required Lenders” does not apply) and (ii) each of the other parties hereto, a counterpart of this Amendment signed on behalf of such party.

(b) The representations and warranties in Section 4 of this Amendment shall be true and correct.

(c) The Borrower shall have paid a consent fee (the “Consent Fee”) to the Administrative Agent, for the ratable account of the Applicable Lenders (as defined below), equal to (i) 0.50% of the aggregate outstanding principal amount of Term Loans of the Applicable Lenders, plus (ii) 0.50% of the aggregate amount of Revolving Credit Commitments of the Applicable Lenders. “Applicable Lender” shall mean each Lender that has delivered an executed counterpart of this Amendment prior to 12:00 noon, New York City time, on October 26, 2010 or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent.

(d) All fees and expenses payable on or before the Amendment Effective Date by the Borrower to the Administrative Agent (or its Affiliates) in connection with this Amendment (in the case of expenses, for which the Borrower has received a statement or invoice) shall have been paid, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

Section 6. Guarantor Reaffirmation.

Each Guarantor hereby consents to this Amendment and hereby confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, and (b) the Liens granted by such Guarantor on all Collateral of such Guarantor, other than the Collateral referred to in Section 3 hereof, continue to secure the payment of all of the Secured Obligations.

Section 7. Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including in .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Applicable Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9. Headings.

Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.

Section 10. Effect of Amendment.

On and after the Amendment Effective Date, (a) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and (b) each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Security Agreement, and each reference in each of the Loan Documents to “the Security Agreement,” “thereunder,” “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each applicable Loan Party hereby agrees and confirms that all Loans and Obligations shall be guaranteed and secured pursuant to the Loan Documents as provided therein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMMSCOPE, INC., as Borrower

By:	/s/ Jearld L. Leonhardt
	Name:	Jearld L. Leonhardt
	Title:	EVP & CFO

[Signature Page to CommScope Amendment]

COMMSCOPE, INC. OF NORTH CAROLINA

CONNECTIVITY SOLUTIONS MANUFACTURING, INC.,

COMMSCOPE SOLUTIONS INTERNATIONAL, INC.,

ANDREW LLC,

ANDREW SYSTEMS INC.,

ANDREW INTERNATIONAL CORPORATION,

CELLSITE INDUSTRIES, INC.,

ATI INTERNATIONAL, INC.,

ANDREW INTERNATIONAL HOLDING CORPORATION,

ALLEN TELECOM LLC,

ANTENNA SPECIALISTS CO., INC. and

ALLEN TELECOMMUNICATIONS INVESTMENTS LLC,

COMSEARCH GOVERNMENT SOLUTIONS LLC

COMMSCOPE INTERNATIONAL, INC. and

CABLE TRANSPORT, INC., as Guarantors

By:	/s/ Frank B. Wyatt, II
Frank B. Wyatt, II
Senior Vice President

[Signature Page to CommScope Amendment]

COMMSCOPE INTERNATIONAL HOLDINGS, LLC,

VEXTRA TECHNOLOGIES, LLC and

COMMSCOPE NETHERLANDS GP, LLC, as Guarantors

By:	/s/ Frank B. Wyatt, II
Frank B. Wyatt, II
Manager

[Signature Page to CommScope Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Joan Mok
	Name:	Joan Mok
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Sugeet Manchanda Madan
	Name:	Sugeet Manchanda Madan
	Title:	Senior Vice President

[Signature Page to CommScope Amendment]